                                                  EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Oro Volcanico Corp. (the “Company”) certifies that:

1.         The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 13, 2008                       By: /s/ Francis Mailhot

                                                            Francis Mailhot, Chief Executive Officer

                                                                        and Chief Financial Officer